EXHIBIT 99.1

inTEST Corporation
Sidoti Virtual Micro-Cap Conference



Nick Grant
President and CEO

Duncan Gilmour
Chief Financial Officer

inTEST

May 11, 2022

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of the Company's plans, strategies and intentions, or our future performance or goals, that are based upon management's current expectations. These forward-looking statements can often be identified by the use of forward-looking terminology such as "believes," "expects," "intends," "may," "will," "should," "plans," "projects," "forecasts," "outlook," "anticipates," "targets," "estimates," or similar terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Such risks and uncertainties include, but are not limited to, any mentioned in this presentation as well as the Company's ability to execute on its 5-Point Strategy, realize the potential benefits of acquisitions and successfully integrate any acquired operations, grow the Company's presence in the life sciences, security, industrial and international markets, manage supply chain challenges, convert backlog to sales and to ship product in a timely manner; the success of the Company's strategy to diversify its markets; the impact of inflation on the Company's business and financial condition; the impact of the COVID-19 pandemic on the Company's business, liquidity, financial condition and results of operations; indications of a change in the market cycles in the semi market or other markets served; changes in business conditions and general economic conditions both domestically and globally; changes in the demand for semiconductors; the ability to borrow funds or raise capital to finance potential acquisitions or for working capital; changes in the rates and timing of capital expenditures by the Company's customers; and other risk factors set forth from time to time in the Company's Securities and Exchange Commission filings, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2021. Any forward-looking statement made by the Company in this presentation is based only on information currently available to management and speaks to circumstances only as of the date on which it is made. The Company undertakes no obligation to update the information in this presentation to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events.

Non-GAAP Financial Measures and Forward-Looking Non-GAAP Financial Measures

In addition to disclosing results that are determined in accordance with GAAP, we also disclose non-GAAP financial measures which consist of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, free cash flow, adjusted EBITDA, and adjusted EBITDA margin. Adjusted net earnings (loss) is derived by adding acquired intangible amortization, adjusted for the related income tax expense (benefit), to net earnings (loss). Adjusted net earnings (loss) per diluted share is derived by dividing adjusted net earnings (loss) by diluted weighted average shares outstanding. Adjusted EBITDA is derived by adding acquired intangible amortization, interest expense, income tax expense, depreciation, and stock-based compensation expense to net earnings (loss). Adjusted EBITDA margin is derived by dividing adjusted EBITDA by revenue. Free cash flow is derived by subtracting capital expenditures from net cash provided by operations. These results are provided as a complement to the results provided in accordance with GAAP. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP financial measures presented to provide investors with meaningful, supplemental information regarding our baseline performance before acquired intangible amortization charges as this expense may not be indicative of our underlying operating performance. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures presented primarily as a measure of liquidity as they exclude non-cash charges for acquired intangible amortization, depreciation and stock-based compensation. In addition, adjusted EBITDA and adjusted EBITDA margin also exclude the impact of interest income or expense and income tax expense or benefit, as these expenses may not be indicative of our underlying operating performance. The non-GAAP financial measures presented in this presentation are used by management to make operational decisions, to forecast future operational results, and for comparison with our business plan, historical operating results and the operating results of our peers. Reconciliations from net earnings (loss) and net earnings (loss) per diluted share to adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share and from net earnings (loss) to adjusted EBITDA and adjusted EBITDA margin, are contained in the tables that accompany this presentation. The non-GAAP financial measures discussed in this presentation may not be comparable with similarly titled measures used by other companies. The presentation of non-GAAP financial measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

This presentation also contains forward-looking statements regarding non-GAAP adjusted EBITDA and adjusted EBITDA margin. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort or expense. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the Company's actual results and preliminary financial data set forth above may be material.

Unlocking The Potential

inTEST

Vision *To be the **supplier of choice** for innovative test and process technology solutions*

Mission *Leverage our deep industry knowledge & expertise to **develop and deliver high quality, innovative customer solutions** and superior support for complex global challenges*



Nick Grant, President and CEO

- Appointed as President and CEO August 24, 2020
- ABB SVP Americas Region Industrial Automation Measurement & Analytics Division
- AMETEK VP & GM Materials Analysis Division (Test & Measurement)
- Emerson Electric (various roles)
- MBA (Xavier University) / BS Physics (Northern Kentucky University)



Duncan Gilmour, Chief Financial Officer

- Appointed as Chief Financial Officer June 14, 2021
- ABB Americas Hub Controller Industrial Automation Measurement & Analytics Division
- Tyco International / Johnson Controls (various roles)
- Coopers & Lybrand / PricewaterhouseCoopers (U.S. and U.K.)
- BAcc Economics and Accounting (University of Glasgow) / Chartered Accountant (ICAS)

Transforming inTEST

Supplier of Choice for Innovative Test and Process Technology Solutions

- Robust long-term growth strategy
- Emphasis on diversified growth markets and acquisitions
- Clear, consistent, continuous investor and employee communications
- More standardized / configured-to-order solutions
- Results-driven, entrepreneurial culture



Electronic Test 37%
Process Technologies 32%
Environmental Technologies 31%
Q1'22 TTM
Revenue
$89.4M*

Market Capitalization	$88.2 million	Shares Outstanding	11.0 million
Recent Closing Price	$7.83	Institutional Ownership	54%
52 Week Low-High	$7.52 - $18.00	Insider Ownership	4%

*Division revenue split is unaudited
Market data as of May 6, 2022, Source: S&P Global IQ; Shares Outstanding as of March 15, 2022; Ownership as of most recent filing.

5-Point Strategy Drives Long-Term Value

inTEST

- **Grow Top-Line Through Geographic and Market Expansion**
  - Further penetrate existing markets with infrastructure investments
  - Expand into new markets with existing products
  - Invest in global Direct Sales and Channel Management
  - Execute global supply agreements
  - Enhance Corporate identity and branding

- **Pursue Strategic Acquisitions and Partnerships:**
  - Pursue higher frequency of deals
  - Key M&A Criteria:
    - Expand into faster markets
    - Offer a broader portfolio of services
    - Enhance value-added technological solutions
    - Quantifiable and achievable synergies
  - Explore partnerships with private labeling opportunities; consider JV/partial ownership opportunities



Global & Market Expansion
Innovation & Differentiation
Service & Support
Talent & Culture
Strategic Acquisitions & Partnerships

- **Foster New Culture and Talent:**
  - Changes driven from top executive leadership
  - Emphasize openness, results and accountability
  - Drive diversity, engagement and career development
  - Leverage collaboration among people and divisions
  - Aligned incentives/compensation to results

- **Drive Innovation and Technological Differentiation**
  - Leverage expertise to deliver highly-valued solutions
  - Headcount investments to support product development
  - Reorganize engineering organization to optimize development
  - Drive standardization to increase market availability/ lower costs
  - Establish Corporate Growth Programs and common stage Gate Development Process

- **Enhance Service and Support**
  - Expand geographic service coverage, infrastructure and repair/calibration centers
  - Drive enhanced service offerings including third party agreements, extended warranties, preventative maintenance and calibration
  - Expand remote services asset health
  - Integrate shared field services and repair resources
  - Identify and capture recurring revenue stream from service

Strong Foundation For Growth

inTEST

inTEST: Known for Highly-Engineered, Customer-Driven Solutions

Growing and Diversified Markets

- Semiconductor
- Industrial
- Automotive/EV
- Defense/Aerospace
- Life Sciences
- Security

Blue-Chip Global Customer Base

Texas Instruments
Emerson
Lockheed Martin
Alcon
Raytheon
Qualcomm
Johns Hopkins Medicine
Analog Devices

Global Presence

- TTM Q122 Revenue: $89.4M
  - 41.5% APAC
  - 36.0% Americas
  - 22.5% EMEA
- Manufacturing operations in U.S., Canada, Europe
- Global sales and service organization

Serving Large and Diverse Markets

($ in millions)


2022
~$2,000+
~$640
~$570
2020
Market Expansion
Acquisitions

inTEST
$2.0B+ SAM*
Entering 2022

- **Electronic Test ~$350M**
- **Environmental Technologies ~$680M**
- **Process Technologies ~$1.3B+**

Serviceable Addressable Markets (SAM)

$150	$200	$180	$500	$310	$1B+
Semi Test Solutions	In-Circuit Test Solutions	Thermal Test Solutions	Cold Chain Storage Solutions	Induction Heating Solutions	Image Capture Solutions

SAM based on available industry data and Company estimates

Driving Market Leadership/Opportunities

Targeting markets with strong, secular tailwinds

inTEST Revenue by Market*


2021
2022E
2025E
Semi
Industrial
Auto/EV
Defense/Aero
Life Sciences
Security
Other

Markets	Expected 5-Year Market Growth**
Served Semi Markets	3% to 6%
Industrial	3% to 6%
Defense/Aero	3% to 6%
Targeted Growth Markets	
Auto/EV	5% to 8%
Life Science	6% to 9%
Security	7% to 10%

*Excludes any potential future acquisitions
**Sources: IC Insights, Verified Market Research, industry trade publications and company estimates

Electronic Test

inTEST

Engineering solutions for the toughest challenges in automated test

- ➢ Market footprint expands beyond Semi to include Industrial, Auto/EV, Life Sciences and Defense/Aero
- ➢ Bringing automation/integration to back-end semi test; solutions enable testers to work with virtually all handlers/probers
- ➢ Proprietary flying probe technology provides broad based testing capabilities & throughput for PCB testing
- ➢ Increasing productivity and quality for EV/Battery testing with automated interconnect verification for multiple sized batteries
- ➢ Solutions:
  - Semi Test Interfaces, Docking Solutions and Manipulators
  - Circuit Flying Probe and Battery Test Systems / Test Services


ACCULOGIC
ACCULOGIC

40 YEARS OF ENABLING ADVANCEDELECTRONIC TEST

Environmental Technologies

Creating and controlling environmental conditions in test, process and storage applications

- Born in Semi, product standardization and acquisitions broadened markets significantly:
  - Life Sciences cold chain solutions serves vaccine development, medical advancements and cannabis extraction
  - Portable, avionics, guidance system and satellite testing solutions provide wide temperature controls for satellites, space exploration and defense systems
- Key Products:
  - Thermal Test Chambers
  - Process Chillers
  - Ultra Cold Freezers and Medical refrigerators
- Environmental responsibility
  - Low-impact refrigerants
  - Low power consumption
  - RoHS and REACH compliant



OVER 50,000 SYSTEMS INSTALLED IN MORE THAN 40 COUNTRIES

[1]Division revenue split is unaudited

Process Technologies

Technical expertise and customized solutions for industrial applications

- Addressable market expands through product development, global lab extension and acquisitions:
  - Induction heating and recently acquired videology/camera applications combine to serve large, diverse and growing markets that include Automotive/EV, Aerospace, Life Sciences and Security
- Key Products:
  - Induction heating systems range from 500 W to 1,000 kW
  - Industrial grade cameras and embedded image capture systems
- Environmental benefits:
  - Induction heating only uses electricity
  - Induction heating is cleaner and safer
  - Camera systems providing safer, more efficient roadways
  - Our systems are used to build renewable products



OVER 17,000 INDUCTION HEATING SYSTEMS AND MORE THAN 1 MILLION CAMERAS INSTALLED IN MORE THAN 50 COUNTRIES

[1]Division revenue split is unaudited

Making M&A a Core Competency

inTEST

M&A Eco-System


Acquire quality businesses to drive shareholder value
Strategy Development
M&A Execution
inTEST
M&A Eco-System
Defining/developing partners that strengthen our strategy
M&A Pipeline
Banking Relationships
Strategic Partnerships
Core competency creates exposure to opportunities

Deal Focus

- Expand into fast growing markets
- Offer broader portfolio of solutions
- Drive further market diversification
- Enhance value-added technology
- Partnerships and private label opportunities
- Enhance financial profile of company

M&A / Corporate Development

Significant progress made in year one of strategy deployment

- Completed three acquisitions (4th Quarter 2021)
- Disciplined M&A process in place from target investigation to integration
- Focus on expanding technologies, geographies and markets served
- Building a strong M&A eco-system to create a core competency
- Exploring partnerships as well as acquisitions

Financial Overview

Revenue

($ in millions)


$19.6
$21.8
$21.1
$22.4
$24.1
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22


Semi
Industrial
Auto/EV
Defense/Aero
Life Sciences
Security
Other
2%
3%
10%
6%
Q1 2022
11%
56%
12%

- Q1 revenue up $4.5 million, or 23%, y/y
  - Three Q4'21 acquisitions added $4 million
- All Markets improved y/y
  - Solid demand in automotive (especially EV), and industrials drove organic growth
  - Expansion in life sciences resulted from both organic and acquisition contributions
  - Acquisitions contributed revenue from security markets
  - Organic revenue from new products as well as geographic and customer expansion
  - Semi front-end shipments more than offset back-end decline

Gross Profit and Margin

($ in millions)



Quarters
$9.5
$11.0
$10.4
$10.3
$11.0
48.7%
50.2%
49.2%
46.3%
45.7%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22



Years
$29.2
$24.1
$41.2
$42.7
48.2%
44.8%
48.6%
47.8%
2019
2020
2021
TTM Q1 2022

- Q1 gross profit increased $1.5 million y/y
  - Margin contraction vs. prior-year period reflected less favorable product mix, specifically back-end semi test solutions, as well as supply chain constraints and inflation
- Sequential margin impacts:
  - Less favorable product mix and impact of acquisitions
  - Production inefficiencies from supply chain constraints
  - Continued inflationary increases to component material and labor costs; lagging impact of price increases due to orders in backlog
- Expect to see improvement through the year
  - Higher volume and operational efficiencies will drive margin expansion
  - Contributions from acquisitions expected to improve

Operating Expenses

inTEST

Investing in people and marketing to support 5-Point Strategy for Growth

($ in millions)



35.5%
36.3%
37.1%
45.0%
42.4%
$6.9
$0.1
$3.2
$1.3
$2.4
$7.9
$0.2
$3.8
$1.4
$2.6
$7.8
$0.1
$3.6
$1.3
$2.8
$10.1
$5.3
$1.5
$3.2
$10.2
$4.8
$1.9
$3.5
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Selling
Engineering
G&A
Restructuring and Other
Operating expenses as a % of sales

NOTE: Components may not add up to totals due to rounding.

- Q1 operating expenses up $160,000 sequentially
  - Reflects a full quarter of expenses associated with acquisitions which offset atypical acquisition and financing costs from Q4
  - Included $780,000 of intangible asset amortization expense vs. $522,000 in Q4 and $304,000 in Q1 2021
- Operating leverage expected to improve with scale and volume
- Expect quarterly operating expenses of $10.9 million to $11.2 million for balance of 2022
  - Impact of annual merit increases will begin in Q2
  - Continue to expect growth-related investments to step up through the year

Earnings and Adjusted EBITDA

($ in millions, except per share data)

inTEST

- Focused on leveraging scale and efficiencies
- Adjusted EPS reflects $689,000 (after tax) of acquired intangible amortization

Adjusted EBITDA and Margin[1]

Quarters


$3.3
16.9%
Q1 21
$4.0
18.3%
Q2 21
$3.4
16.0%
Q3 21
$1.4
6.1%
Q4 21
$2.1
8.9%
Q1 22

Years/Trailing Twelve Months


$5.4
9.0%
2019
$1.3
2.5%
2020
$12.0
14.2%
2021
$10.9
12.2%
TTM Q1 2022

EPS and Adjusted EPS[1]


$0.21
$0.24
Q1 21
$0.24
$0.27
Q2 21
$0.20
$0.23
Q3 21
$0.03
$0.07
Q4 21
$0.05
$0.12
Q1 22
GAAP EPS
Non-GAAP Adjusted EPS

(1) Adjusted EPS and adjusted EBITDA and margin are non-GAAP financial measures. Further information can be found under "Non-GAAP Financial Measures and Forward-Looking Non-GAAP Financial Measures." See also the reconciliations of GAAP financial measures to non-GAAP financial measures that accompany this presentation.

Capital Structure and Cash Flow

inTEST

($ in millions)

Capitalization	3/31/22	12/31/21
Cash and cash equivalents	$ 17.2	$ 21.2
Total debt	$ 19.2	$ 20.1
Total net debt	$ (2.0)	$ (1.1)
Shareholders' equity	$ 56.0	$ 54.8
Total capitalization	$ 71.1	$ 70.8

Cash Flow	Three Months Ended		Year Ended
	3/31/22	3/31/21	12/31/21
Net cash provided by (used in) operating activities (GAAP)	$ (2.7)	$ (0.3)	$ 10.8
Capital expenditures	(0.3)	(0.4)	1.0
Free cash flow (FCF)[1] (Non-GAAP)	$ (3.0)	$ (0.7)	$ 9.8

- First quarter typically consumes cash due to timing of year-end bonus payouts and cash taxes
- $32.2 million in liquidity
  - Includes $17.2 million in cash and ~$15 million available on revolver and term loan capacity

NOTE: Components may not add up to totals due to rounding.
[1] Free cash flow is a non-GAAP financial measure. Further information can be found under "Non-GAAP Financial Measures and Forward-Looking Non-GAAP Financial Measures."

Orders and Backlog

($ in millions)


Orders
$25.2
$25.1
$21.1
$30.5
$25.1
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22


Backlog
$17.1
$20.4
$20.4
$34.1
$35.0
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22

- Demand from most markets remains strong
  - Book-to-bill of 1:1.04
  - Automotive orders more than double y/y to $2.6 million driven by EV
    - Includes induction heating and new battery test solutions
  - Industrial demand for environmental technologies was strong in quarter
  - Acquisitions added to demand from industrial, security and other markets
  - Semi back-end orders softened y/y based on position in cycle; front-end semi orders can be large and lumpy
    - Growing customer base with front-end solution for silicon carbide crystal manufacturing process
- Approximately 63%, or ~$22 million, of backlog is expected to convert to sales in Q2 2022
  - Higher level of longer-term backlog than historic trends as customers secure production capacity

Outlook for 2022

inTEST

- Focused on driving growth and expanding markets & customer base
  - Integrating acquisitions and extending market reach
  - Adding technical expertise and driving innovation
  - Solving customers' complex problems
- 2022 Outlook & Q2 Guidance[1]

2022 revenue:	$110 million to $115 million
2022 gross margin:	46% to 49%
Operating expenses:	$10.9 million to $11.2 million per quarter
Interest expense:	~$150,000 per quarter
Effective tax rate:	15% to 17%
Capital expenditures:	1% to 2% of revenue
Q2 revenue:	$27 million to $29 million
Q2 GAAP EPS:	$0.11 to $0.16
Q2 non-GAAP Adj EPS[2]:	$0.18 to $0.23

5-Point Strategy


Global & Market Expansion
Innovation & Differentiation
Strategic Acquisitions & Partnerships
Service & Support
Talent & Culture

[1] Guidance provided May 6, 2022. The foregoing guidance is based on management's current views with respect to operating and market conditions and customers' forecasts. It also assumes supply chain challenges are expected to remain unchanged in the first half of the year and to begin to improve modestly in the second half. Actual results may differ materially from what is provided here today as a result of, among other things, the factors described under "Forward-Looking Statements" on slide 2.

[2] Adjusted EPS is a non-GAAP financial measure. Further information can be found under "Non-GAAP Financial Measures and Forward-Looking Non-GAAP Financial Measures." See also the reconciliations of GAAP financial measures to non-GAAP financial measures that accompany this presentation.

Strategic Plan Focused on Long-Term Revenue Growth

($ in millions)


~30%+ CAGR 2020 to 2025
$54
$85
~$110 to $115
~$200 to $250
Future Acquisitions
2020
2021
2022E
2025E

Operating Leverage Drives Profitability

($ in millions)



Division Operating Income*
~$40+
$19
$7
13%
23%
~20%
2020
2021
2025E
Adjusted EBITDA[1]
~$30+
$12
$1
2%
14%
~15%
2020
2021
2025E
Net Income (Loss)
~$20+
$7
($1)
9%
~10%
2020
2021
2025E

[1] Adjusted EBITDA is a non-GAAP financial measures. Further information can be found under "Non-GAAP Financial Measures and Forward-Looking Non-GAAP Financial Measures." See also the reconciliations of GAAP financial measures to non-GAAP financial measures that accompany this presentation.
*Division operating income is unaudited.

Conclusion & Investment Highlights

- Results driven, entrepreneurial culture driving accelerated growth
- Executing 5-Point Strategy and delivering results
- Expanded addressable markets with strong secular growth drivers
- Strong balance sheet provides financial flexibility and access to capital
- Targeting 2025 revenue of $200M to $250M with strong margins and cash flow

Supplemental Information

Adjusted Net Earnings Reconciliation

($ in thousands)

	Three Months Ended					
	3/31/2022		3/31/2021		12/31/2021	
Net earnings (loss) (GAAP)	$	577	$	2,212	$	287
Acquired intangible amortization		782		304		522
Tax Adjustments		(93)		(4)		10
Adjusted net earnings (Non-GAAP)	$	1,266	$	2,512	$	799
Diluted weighted average shares		10,843		10,526		10,836
Earnings per share – diluted:						
Net earnings (GAAP)	$	0.05	$	0.21	$	0.03
Acquired intangible amortization		0.08		0.03		0.04
Tax Adjustments		(0.01)		-		-
Adjusted earnings per share – diluted (Non-GAAP)	$	0.12	$	0.24	$	0.12

Adjusted EBITDA Reconciliation

($ in thousands)

	Three Months Ended					Twelve Months Ended			
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	Q1 22 TTM	2021	2020	2019
Net earnings (GAAP)	$ 577	$ 287	$ 2,175	$ 2,609	$ 2,212	$ 5,648	$ 7,283	$ (895)	$ 2,322
Acquired intangible amortization	782	522	309	305	304	1,918	1,440	1,233	1,257
Interest expense	137	83	4	2	-	226	89	33	-
Income tax expense	78	(51)	357	447	366	831	1,119	(336)	282
Depreciation	188	171	172	167	156	698	666	630	685
Non-cash stock-based compensation	372	356	371	454	269	1,553	1,450	671	884
Adjusted EBITDA (Non-GAAP)	$ 2,134	$ 1,368	$ 3,388	$ 3,984	$ 3,307	$ 10,874	$ 12,047	$ 1,336	$ 5,430
Revenue	24,081	22,358	21,144	21,820	19,556	89,403	84,878	53,823	60,660
Adjusted EBITDA margin (Non-GAAP)	8.9%	6.1%	16.0%	18.3%	16.9%	12.2%	14.2%	2.5%	9.0%

Adjusted EPS Reconciliation

Estimated Q2 2022 Guidance

	Low	High
Estimated earnings per share – diluted (GAAP)	$ 0.11	$ 0.16
Estimated acquired intangible amortization	0.08	0.08
Estimated tax adjustments	(0.01)	(0.01)
Estimated adjusted earnings per share – diluted (Non-GAAP)	$ 0.18	$ 0.23

Segment Reporting

inTEST

Reclassification of 2021

($ in thousands)

	Quarter Ended					Year Ended
	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	12/31/2021
Electronic Test	$ 8,501	$ 9,054	$ 8,103	$ 6,851	$ 8,778	$ 32,509
Environmental Technologies	6,198	6,647	6,875	7,176	6,993	26,896
Process Technologies	4,857	6,119	6,166	8,331	8,310	25,473
Total Revenue	$ 19,556	$ 21,820	$ 21,144	$ 22,358	$ 24,081	$ 84,878
Electronic Test	$ 2,987	$ 3,237	$ 2,634	$ 2,068	$ 1,887	$ 10,926
Environmental Technologies	923	1,113	1,090	1,110	802	4,236
Process Technologies	456	1,161	1,078	1,124	730	3,819
Total Income from divisional operations	4,366	5,511	4,802	4,302	3,419	18,981
Corporate Expense	(1,482)	(2,171)	(1,944)	(3,485)	(1,835)	(9,082)
Acquired intangible amortization	(304)	(305)	(309)	(522)	(782)	(1,440)
Other Expense	(2)	21	(17)	(59)	(147)	(57)
Earnings before income tax expense	$ 2,578	$ 3,056	$ 2,532	$ 236	$ 655	$ 8,402

Beginning in the first quarter of 2022, the Company made a change to its reportable segments from two reportable segments to three reportable segments – Electronic Test, Environmental Technologies and Process Technologies. These segments, which operate as Divisions, align with how our Chief Executive Officer (CEO), allocates resources and assesses performance against the Company's key growth strategies. As such, prior period reportable segment results and related disclosures have been conformed to reflect the Company's current reportable segments.